                                                                   EXHIBIT 10.19

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of May 31, 2001 by and among PENFORD CORPORATION, a Washington corporation, PENFORD PRODUCTS CO., a Delaware corporation, and each of the Lenders.

                                    RECITALS

        The parties hereto are parties to that certain Amended and Restated Credit Agreement dated as of November 15, 2000 (as previously amended, the "Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement. The parties desire to amend the Agreement to provide for a waiver of a covenant default and to adjust certain financial covenants and the Pricing Schedule.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Lenders hereby agree as follows:

        1. SECTIONS 10.1 AND 10.2. Sections 10.1 and 10.2 are amended in their entirety to read as follows:

        10.1 LEVERAGE RATIO

                As of the end of each fiscal quarter, Parent shall maintain a Leverage Ratio not greater than: (i) 4.25:1 as of the end of the fiscal quarter ending on August 31, 2001 (ii) 4.05 as of the end of the fiscal quarter ending November 30, 2001; (iii) 3.75 as of the end of the fiscal quarter ending February 28, 2002; (iv) 3.25:1 as of the end of the fiscal quarter ending on May 31, 2002; (v) 3.00:1 as of the end of the fiscal quarter ending on August 31, 2002; (vi) 2.50:1 as of the end of each fiscal quarter ending after August 31, 2002 and before June 1, 2003; and (vii) 2.00:1 as of the end of each fiscal quarter ending after May 31, 2003.

        10.2 INTEREST COVERAGE RATIO

                As of the end of each fiscal quarter, Parent shall maintain an Interest Coverage Ratio not less than: (i) 2.00:1 as of the end of the fiscal quarters ending on August 31, 2001 and November 30, 2001; (ii) 2.25:1 as of the end of the fiscal quarter ending on February 28, 2002;
        (iii) 2.50:1 as of the end of the fiscal quarter ending on May 31, 2002;
        (iv) 2.75:1 as of the end of the fiscal quarter ending on August 31, 2002; and (v) 3.00:1 as of the end of each fiscal quarter ending after August 31, 2002.



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        2. SCHEDULE III. Effective July 15, 2001, Schedule III is amended in its entirety to read as Schedule III attached hereto.

        3. WAIVER. The Lenders hereby waive the requirements of Section 10.1 of the Agreement for the fiscal quarter ending May 31, 2001.

        4. FEE. As consideration for Lenders entering into this Second Amendment, Borrowers shall pay to Administrative Lender, for the ratable benefit of Lenders, an amendment fee of $189,577 upon the execution of this Second Amendment.

        5. EFFECTIVE DATE. This Second Amendment shall be effective upon the execution by the parties and payment by Borrowers of the amendment fee.

        6. RATIFICATION. Except as otherwise provided in this Second Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

        7. ONE AGREEMENT. The Agreement, as modified by the provisions of this Second Amendment, shall be construed as one agreement.

        8. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        9. STATUTORY NOTICE.

        UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.



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        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.


PENFORD CORPORATION                         PENFORD PRODUCTS CO.


By:  /s/ Jacqueline L. Davidson             By:  /s/ Jacqueline L. Davidson
   ---------------------------------           ---------------------------------
Title:  VP Finance                          Title:  VP Finance
      ------------------------------              ------------------------------


THE BANK OF NOVA SCOTIA                     U.S. BANK NATIONAL ASSOCIATION


By:  /s/ Patrik Norris                      By:  /s/ James R. Farmer
   ---------------------------------           ---------------------------------
Title:  Director                            Title:  Vice President
      ------------------------------              ------------------------------


                                            KEYBANK NATIONAL ASSOCIATION


                                            By:  /s/ Cheryl L. Ebner
                                               ---------------------------------
                                            Title:  Senior Vice President
                                                  ------------------------------


                                 CONSENT OF ANZ

        Australian and New Zealand Banking Group Limited hereby consents to the foregoing Second Amendment to Amended and Restated Credit Agreement.

        Dated:  _11 July_, 2001.

                                            AUSTRALIAN AND NEW ZEALAND BANKING
                                            GROUP LIMITED


                                            By:  /s/ Michael Stapleton
                                               ---------------------------------
                                            Title:  Analyst
                                                  ------------------------------



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                                  SCHEDULE III

                                PRICING SCHEDULE

                         Level I        Level II       Level III        Level IV         Level V        Level VI
                         -------        --------       ---------        --------         -------        --------
Base Rate Margin           50bps           75bps          100bps          125bps          150bps          175bps
LIBOR Margin              175bps          200bps          225bps          250bps          275bps          300bps
Commitment Fee             30bps           35bps           40bps           45bps           50bps           50bps

        For purposes of this Pricing Schedule, the following terms have the following meanings:

        "LEVEL I" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is less than or equal to 2:1.

        "LEVEL II" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is greater than 2:1 and less than or equal to 2.5:1.

        "LEVEL III" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 2.5:1 and less than or equal to 3.0:1.

        "LEVEL IV" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 3.0:1 and less than or equal to 3.5:1.

        "LEVEL V" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 3.5:1 and less than or equal to 4.0:1.

        "LEVEL VI" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 4.0:1.

        "REPORTING DATE" means the first Business Day after the receipt by Administrative Lender of the certificate required by Section 8.3(iii) for Parent's fiscal quarter ending May 31, 2001.

        For purposes of this Pricing Schedule, the Leverage Ratio shall be calculated once every fiscal quarter based on the financial information most recently reported pursuant to Section 8.3 of the Agreement; provided, however, that the Leverage Ratio shall not be computed on the financial information most recently reported pursuant to Section 8.3 until the later of the fifth day of the month after receipt of such information or five Business Days after the receipt thereof and if the most recent report required pursuant to Section 8.3 has not been delivered, or if Administrative Lender reasonably objects to the accuracy of such report within five Business Days after the receipt thereof, the next higher Level from the Level then in effect shall apply until such time as the delinquent report is delivered or Administrative Lender's objections are resolved to Administrative Lender's reasonable satisfaction.